UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 10, 2014

OraSure Technologies, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-16537	36-4370966
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

220 East First Street Bethlehem, Pennsylvania	18015-1360
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 610-882-1820

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 – Entry Into a Material Definitive Agreement.

On June 10, 2014, OraSure Technologies, Inc. (“OraSure”) entered into a Master Program Services and Co-Promotion Agreement (the “Agreement”) with AbbVie Bahamas Ltd., a wholly-owned subsidiary of AbbVie, Inc. (“AbbVie”). A copy of a press release announcing the Agreement is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Under the Agreement, OraSure and AbbVie will co-promote the OraQuick® rapid HCV test in the United States. OraSure has granted to AbbVie the exclusive right to promote, with OraSure, the OraQuick® HCV test in certain markets, and OraSure will provide certain additional services as set forth in the Agreement. OraSure will retain responsibility for manufacturing and selling the test into all markets.

In exchange for the exclusive rights granted to AbbVie under the Agreement, OraSure will receive up to $75.0 million in exclusivity payments during the term of the Agreement, which extends through December 31, 2019. In addition, upon achievement of certain performance-based milestones, OraSure will be eligible to receive additional payments ranging from $3.5 million to $55.5 million annually during the life of the Agreement. The Agreement contains additional terms and conditions, including indemnification provisions, typical of agreements of this type. The Agreement may be terminated by either party due to material breach by, or insolvency of, the other party, as well as by either party for convenience on or after December 31, 2016 or, in certain circumstances by AbbVie, after a change of control of OraSure. The foregoing is only a summary of certain of the terms of the Agreement and is qualified by reference to the entire Agreement.

Item 7.01 – Regulation FD Disclosure.

On June 11, 2014, the Company held a webcast conference call with analysts and investors, during which Douglas A. Michels, the Company’s President and Chief Executive Officer, and Ronald H. Spair, the Company’s Chief Financial Officer and Chief Operating Officer, discussed the recently announced Agreement with AbbVie. A copy of the prepared remarks of Messrs. Michels and Spair is attached as Exhibit 99.2 to this Form 8-K and is incorporated herein by reference.

The information in this Item and attached Exhibit shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing. The fact that the information and Exhibit are being furnished should not be deemed an admission as to the materiality of any information contained therein. The Company undertakes no duty or obligation to publicly update or revise the information contained in this Current Report or attached Exhibit.

Item 9.01 – Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

99.1	Press Release, dated June 11, 2014, announcing that OraSure has entered into a Master Program Services and Co-Promotion Agreement with AbbVie.

99.2	Prepared Remarks of Douglas A. Michels and Ronald H. Spair for OraSure Technologies, Inc. AbbVie Agreement Analyst/Investor Conference Call Held June 11, 2014.

Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ORASURE TECHNOLOGIES, INC.

Date: June 11, 2014	By:	/s/ Jack E. Jerrett
Jack E. Jerrett
Senior Vice President, General Counsel and Secretary

Index to Exhibits

Exhibit No.	Description

99.1	Press Release, dated June 11, 2014, announcing that OraSure has entered into a Master Program Services and Co-Promotion Agreement with AbbVie.

99.2	Prepared Remarks of Douglas A. Michels and Ronald H. Spair for OraSure Technologies, Inc. AbbVie Agreement Analyst/Investor Conference Call Held June 11, 2014.